COMMON

NUMBER

WG

SHARES



THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

CUSIP 969203 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

WILLBROS GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF

Willbros Group, Inc. transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Certificate of Incorporation and By-laws of the Company, as amended or restated (copies of which are on file with the Company and the Transfer Agent), or as the same may be amended or restated hereafter, to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

PRESIDENT

TREASURER

WILLBROS GROUP, INC. CORPORATE SEAL DELAWARE

Dated:

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF: FEBRUARY 10, 2009 WILLBROS GROUP, INC. TSB 31832 FC
SALES: JAYNE DICKINSON 706-368-9112	OPERATOR: AP
7 / LIVE JOBS / W / 31832 Willbros FC	rev 1

COLORS SELECTED FOR PRINTING: Logo prints in border color. Intaglio prints in SC-13 dark red.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____OK WITH CHANGES ____MAKE CHANGES AND SEND ANOTHER PROOF

WILLBROS GROUP, INC.

A COPY OF THE PROVISIONS SETTING FORTH THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS MAY BE OBTAINED WITHOUT CHARGE FROM THE TRANSFER AGENT OR FROM THE SECRETARY OF THE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

Please print or typewrite name and address including postal zip code of assignee

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____

____ Attorney

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, ____________________

NOTICE:
The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.

X ______________________________
(SIGNATURE)

X ______________________________
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY:

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF: JANUARY 22, 2009 WILLBROS GROUP, INC. TSB 31832 BK (LITHO)
SALES: JAYNE DICKINSON 708-385-9112	OPERATOR: AP
7 / LIVE JOBS / W / 31832 Willbros BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF